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                       AMENDED AND RESTATED
                    COMMERCE BANCSHARES, INC.
                 1996 INCENTIVE STOCK OPTION PLAN


     This 1996 INCENTIVE STOCK OPTION PLAN (hereinafter the "Plan") originally adopted by Commerce Bancshares, Inc. (hereinafter the "Company") on the 3rd day of February, 1995, and designed to provide incentive stock options within the meaning of
Section 422 and meet the criteria of performance-based compensation under Section 162 of the Internal Revenue Code, is hereby restated with all amendments as of October 4, 1996.

                            SECTION I
                           DEFINITIONS

     As used herein, the following definitions shall apply:

     1.1 "Board" shall mean the Board of Directors of the Company.

     1.2  "Common Stock" shall mean the Common Stock, $5 Par
Value per share, of the Company.

     1.3  "Committee" shall mean the Compensation and Benefits
Committee appointed by the Board in accordance with Section IV of the Plan.

     1.4 "Employee" shall mean officers and other key employees employed by the Company, or any subsidiary of the Company which now exists, is hereafter organized, or is acquired by the Company.

     1.5 "Option" shall mean an incentive stock option granted pursuant to the Plan.

     1.6 "Optionee" shall mean any employee who is granted an option under the Plan.

     1.7 "Share" shall mean the common stock of the Company as adjusted in accordance with Section VIII of the Plan.

                            SECTION II
                             PURPOSE

     2.1 The Plan is designed to encourage officers and other key employees to acquire a proprietary interest in the Company, thereby aligning their interests with those of the shareholders. It is also seeks to encourage their continued employment with the Company and to render outstanding performance during such employment by providing additional, long-term incentive to such employees.

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                           SECTION III
                           ELIGIBILITY

     3.1  Options may be granted only to Employees.

     3.2 No director, other than a director who is also an Employee, shall be eligible to receive an Option under the Plan.

                            SECTION IV
                   LIMITS ON OPTIONS AND SHARES

     4.1 The total number of Shares for which Options may be granted under this Plan shall not exceed 2,000,000 Shares, subject to the provisions of Section VIII. Such Shares may be authorized but unissued or may be Treasury Shares.

     4.2 If an Option should expire or terminate without having been exercised in full, the Shares allocable to the unexercised portion of such Option shall become available for other Options under the Plan unless the Plan shall have been terminated.

     4.3 No option shall be granted under the Plan to an Employee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

                            SECTION V
          ADMINISTRATION OF PLAN AND GRANTING OF OPTIONS

     5.1 The Plan shall be administered by the Compensation and Benefits Committee of the Board, which shall consist solely of two or more directors who are both (a) "non-employee directors" under Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision thereto and
(b) "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

     5.2 The Committee shall hold meetings at such times and places as it may determine and a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

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     5.3  Subject to the provisions of the Plan, the Committee
shall have authority:

          (a) To determine the Employees to whom and the time or times at which Options shall be granted and the number of Shares to be represented by each Option;

          (b)  To interpret the Plan;

          (c) To prescribe, amend, and rescind rules and regulations relating to the Plan;

          (d) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option granted by the Committee; and

          (e) To make all other determinations deemed necessary or advisable for the administration of the Plan.

     5.4 The decisions, determinations, and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Option granted under the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

                            SECTION VI
                      TERMS OF STOCK OPTIONS

     6.1 The Option price for Shares to be issued pursuant to any Option granted under the Plan shall be the last sale price as reported by the Automated Quotation System of the National Association of Securities Dealers on the date of the grant. In the event a sale shall not have been effected on the date of the grant, the last sale price first reported prior to the date of grant shall be used.

     6.2 The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes a determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     6.3 The Committee shall fix the term or duration of all Options under this Plan provided that no term shall exceed ten
(10) years after the date on which the Option was granted. Options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

     6.4 In the event that an Optionee should cease to be employed by the Company for any reason other than death or permanent disability, the Optionee shall have the right to exercise the Option to the extent the Option was then exercisable at any time within three (3) months after the termination of employment; provided, however, if an Optionee's employment is terminated voluntarily by the Optionee or is terminated because of the Optionee's dishonesty, theft,

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embezzlement from the Company, willful violation of any rules of the Company pertaining to the conduct of Employees or the commission of a willful felonious act while an Employee, then any Option or unexercised portion thereof granted to said Optionee shall expire upon termination of employment.

     6.5 If an Optionee shall die while an Employee and shall not have fully exercised the Option, an Option may be exercised to the extent that the Optionee's right to exercise such Option had accrued at the time of his death and had not previously been exercised, at any time within one (1) year after the Optionee's death by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

     6.6 If an Optionee shall cease to be an Employee by reason of a permanent disability (as determined by the Optionee officially establishing his eligibility to receive Social Security disability benefits), an Option may be exercised to the extent that the Optionee's right to exercise such Option had accrued immediately prior to said disability, and had not previously been exercised, at any time within one (1) year from the date such Optionee ceased being an Employee.

     6.7 The fair market value of Common Stock for which any Option may be granted in any calendar year under the Plan shall be in such amount as the Committee shall determine; provided, however, that the aggregate fair market value of Common Stock for which Options granted under the Plan (or any other incentive stock option plan of the Company or any subsidiary) are first exercisable in any one calendar year by an Optionee may not exceed $100,000 (determined as of the date of grant).

                           SECTION VII
                        EXERCISE OF OPTION

     7.1 An Option shall be deemed to be exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Payment may be made (i) in cash, (ii) by delivering Common Stock of the Company already owned by the Optionee, or
(iii) a combination of cash and Common Stock. Until the issuance of the stock certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares as to which the Option has been exercised. No adjustment will be made for a dividend or other rights for which a record date is established prior to the date the stock certificates are issued, except as provided in Section VIII of the Plan.

                           SECTION VIII
                  REORGANIZATION OF THE COMPANY

     8.1 If the shares of common stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another

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corporation (whether by reason of merger, consolidation,
recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of such shares of common stock shall be increased through the payment of a stock dividend or stock split, there shall be substituted for or added to each share of common stock of the Company theretofore reserved for the purposes of the Plan, whether or not such shares are at the time subjects to outstanding options, the number and kind of shares of stock or other securities into which each outstanding share of common stock of the Company shall be so changed or for which it shall be so exchanged, or to which each such share shall be
entitled, as the case may be.   Outstanding options shall also be
considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of common stock of the Company, or of any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or option price of the shares then reserved for the purposes of the Plan, or in any option theretofore granted or which may be granted under the Plan, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan. In making any such substitution or adjustment, pursuant to this Section 8.1, fractional shares shall be ignored.

     8.2 Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, Options outstanding as of the date of such Change in Control and not then exercisable and vested shall become fully exercisable and vested.

     For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

          (a) any Person is or becomes the "beneficial owner" (within the meaning of Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on August 2, 1996, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 2, 1996 or whose appointment, election or nomination for election was previously so approved; or

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          (c)  there is consummated a merger or consolidation of
     the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 80% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     For purposes of the above definition of Change in Control, "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                            SECTION IX
                AMENDMENT AND TERMINATION OF PLAN

     9.1 The Board may amend the Plan from time to time as it deems desirable and shall make any amendments which may be required so that Options intended to be incentive stock options shall at all times continue to be incentive stock options for purposes of the Internal Revenue Code.

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     9.2  This Plan shall terminate on December 31, 2005,
provided that the Board may in its discretion terminate this Plan at any time prior thereto.

     9.3 Any amendment to or the termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     9.4 This Plan is effective on January 1, 1996, and Options hereunder may be granted thereafter, subject to the terms of the Plan, provided this Plan is approved by a vote of the holders of a majority of the outstanding shares of the Company at a meeting of shareholders of the Company held within twelve (12) months following the adoption date.

     9.5 This Plan shall be interpreted and construed in accordance with the laws of the State of Missouri.

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